Certificate of Establishment and Designation

		CREDIT SUISSE OPPORTUNITY FUNDS
	    Certificate of Designation of Series
				of
	Credit Suisse Volaris Alternative Equity Fund

      The undersigned trustees, constituting at least a majority of the trustees of Credit Suisse Opportunity Funds, a Delaware statutory trust (the "Trust"), do hereby establish and designate pursuant to Sections 6.2 and 11.3 of the Declaration of Trust of the Trust, dated May 31, 1995, as amended to date (the "Declaration"), a Series of the Trust to be known as Credit Suisse Volaris Alternative Equity Fund (the "Designated Series").

      1. 	Rights, Preferences and Characteristics.  The Designated
Series shall have the relative rights, preferences and characteristics described in the Declaration and the Trust's then currently effective registration statement under the Securities Act of 1933, as amended
(the "Registration Statement"), relating to the Designated Series.
Any rights, preferences, qualifications, limitations and restrictions with respect to Series generally that are set forth in the Declaration shall apply to the Designated Series unless otherwise specified in the Registration Statement, in which case those specified in the Registration Statement shall control.

      2.	Authorization of Officers.  The officers of the Trust
are authorized and directed, to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests or other instruments, make such payments and to do any and all things that in their discretion may be necessary or advisable to effect the matters referenced herein and as may be necessary or advisable for the conduct of the business of the Trust.

     3.	Incorporation of Defined Terms.  Capitalized terms which are not defined herein shall have the meaning ascribed to those terms in the Declaration.

            IN WITNESS WHEREOF, I have hereunto set my hand as of the day and year set forth opposite my signature below.


	Dated: January 8, 2014.

					/s/Enrique R. Arzac
					Enrique R. Arzac
					Trustee

					/s/Jeffrey E. Garten
					Jeffrey E. Garten
					Trustee

					/s/Steven N. Rappaport
					Steven N. Rappaport
					Trustee





  Amended and Restated Certificate of Establishment and Designation
      			CREDIT SUISSE OPPORTUNITY FUNDS
      		     Certificate of Designation of Series
      					of
                   Credit Suisse Volaris US Strategies Fund

      WHEREAS, the undersigned trustees previously established and designated a Series of the below-referenced Trust called "Credit Suisse Volaris Alternative Equity Fund" pursuant to a Certificate of Designation of Series and now desire to amend and restate such Certificate of Designation to change the name of such Series;

      NOW THEREFORE, the Certificate of Designation shall be amended and restated to read as follows:

      The undersigned trustees, constituting at least a majority of the trustees of Credit Suisse Opportunity Funds, a Delaware statutory trust (the "Trust"), do hereby establish and designate pursuant to Sections 6.2 and 11.3 of the Declaration of Trust of the Trust dated May 31, 1995, as amended to date (the "Declaration"), a Series of the Trust to be known as Credit Suisse Volaris US Strategies Fund
(the "Designated Series").

      1. 	Rights, Preferences and Characteristics.  The
Designated Series shall have the relative rights, preferences and characteristics described in the Declaration and the Trust's then currently effective registration statement under the Securities Act of 1933, as amended (the "Registration Statement"), relating to the Designated Series. Any rights, preferences, qualifications, limitations and restrictions with respect to Series generally that are set forth in the Declaration shall apply to the Designated Series unless otherwise specified in the Registration Statement, in which case those specified in the Registration Statement shall control.

      2.	Authorization of Officers.  The officers of the Trust
are authorized and directed, to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests or other instruments, make such payments and to do any and all things that in their discretion may be necessary or advisable to effect the matters referenced herein and as may be necessary or advisable for the conduct of the business of the Trust.

      3.	Incorporation of Defined Terms.  Capitalized terms
which are not defined herein shall have the meaning ascribed to those terms in the Declaration.

      IN WITNESS WHEREOF, the undersigned trustees of the Trust have executed this Amended and Restated Certificate of Establishment and Designation in accordance with Section 3811(a)(2) of the Act.



                                      /s/Enrique R. Arzac
                                      Enrique R. Arzac, as Trustee

                                      /s/Jeffrey E. Garten
                                      Jeffrey E. Garten, as Trustee

                                      /s/Steven N. Rappaport
                                      Steven N. Rappaport, as Trustee